UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H

        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

                        II-A: 0-16388           II-A: 73-1295505
                        II-B: 0-16405           II-B: 73-1303341
                        II-C: 0-16981           II-C: 73-1308986
                        II-D: 0-16980           II-D: 73-1329761
                        II-E: 0-17320           II-E: 73-1324751
                        II-F: 0-17799           II-F: 73-1330632
                        II-G: 0-17802           II-G: 73-1336572
   Oklahoma             II-H: 0-18305           II-H: 73-1342476
----------------      ----------------         -------------------
(State or other         (Commission             (I.R.S. Employer
jurisdiction of         File Number)           Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) General - On February 5, 2007, the General Partner (Geodyne Resources, Inc.) mailed a notice to the limited partners announcing that the Geodyne Energy Income Limited Partnership II-A (the "II-A Partnership"), the Geodyne Energy Income Limited Partnership II-B (the "II-B Partnership"), the Geodyne Energy Income Limited Partnership II-C (the "II-C
     Partnership"), the Geodyne Energy Income Limited Partnership II-D (the "II-D Partnership"), the Geodyne Energy Income Limited Partnership II-E (the "II-E Partnership"), the Geodyne Energy Income Limited Partnership II-F (the "II-F Partnership"), the Geodyne Energy Income Limited Partnership II-G (the "II-G Partnership"), and the Geodyne Energy Income Limited Partnership II-H (the "II-H Partnership") (collectively, the "Partnerships") will terminate at the end of their current term, December 31, 2007. Consequently, the Partnerships adopted the liquidation basis of accounting effective February 5, 2007. The liquidation basis of accounting reports the net assets of the Partnerships at their net realizable value. Adjustments were made to reduce all balance sheet categories into one line, "net assets of Partnership in liquidation", which is an estimate of the net fair value of all Partnership assets and liabilities. Cash, accounts receivable, and accounts payable were valued at their historical cost, which approximates fair value. Oil and gas properties were valued at their estimated net sales price, which was estimated utilizing discounted cash flows based on strip pricing as of September 30, 2007 at a discount rate of 10% for proved developed producing reserves, 18% for proved developed non-producing reserves and 20% for proved undeveloped reserves. An adjustment was made to the discounted cash flows for the effects of gas balancing and asset retirement obligations. A provision was also made to account for direct expenses that will be incurred related to the sale of the oil and gas properties. The allocation of the "net assets of Partnership in liquidation" to the General Partner and limited partners was calculated using the current allocation of income and expenses, which may change if a Partnership's distributions from the commencement of the property investment period reach a yearly average equal to at least 12% of the limited partners subscriptions. The adoption of the liquidation basis of accounting on February 5, 2007 resulted in an increase in the Partnerships' net assets as follows, at September 30, 2007:

                              II-A   $23,456,348
                              II-B    17,354,629
                              II-C     9,714,249
                              II-D    19,127,061
                              II-E    10,314,760
                              II-F    11,400,620
                              II-G    24,222,681
                              II-H     5,724,801

     Pro forma unaudited financial information - A limited number of pro forma adjustments are required to illustrate the effects of the November 14 and 15, 2007 Oil and Gas Clearinghouse auction (the "November Auction") on the Combined Unaudited Statements of Net Assets of Partnership in Liquidation, Combined Unaudited Statements of Changes in Net Assets of Partnership in Liquidation, and Combined Unaudited Statements of Operations. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

     (1) II-A Partnership

            (a) November 2007 Auction

            The II-A Partnership's net fair value of its oil and gas properties sold in the November Auction was $1,692,912 as of September 30, 2007. The net sales proceeds were approximately $1,692,000.

            For the nine months ended September 30, 2007, the II-A Partnership's total revenues and operating expenses would have been reduced by $368,716 and $68,671, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-A Partnership's Net Income from Continuing Operations would have decreased by $401,323, representing a reduction in oil and gas sales of $516,283, a reduction in operating expenses of $105,209, a reduction in depreciation, depletion, and amortization ("DD&A") of oil and gas properties of $8,810, and a reduction in accretion of the asset retirement obligation of $941.

            (b) Cumulative Effect

            The paragraphs below give effect to the sale of producing properties at the November Auction and the July, August,

            September, and October 2007 auctions described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

            For the nine months ended September 30, 2007, the II-A Partnership's total revenues and operating expenses would have been reduced by $3,611,256 and $1,056,639, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-A Partnership's Net Income from Continuing Operations would have decreased by
            $3,300,006, representing a reduction in oil and gas sales of $4,554,403, a reduction in operating expenses of $1,107,048, a reduction in DD&A of oil and gas properties of $120,222, and a reduction in accretion of the asset retirement obligation of $27,127.

     (2) II-B Partnership

            (a) November 2007 Auction

            The II-B Partnership's net fair value of its oil and gas properties sold in the November Auction was $1,399,977 as of September 30, 2007. The net sales proceeds were approximately $1,489,000.

            For the nine months ended September 30, 2007, the II-B Partnership's total revenues and operating expenses would have been reduced by $218,214 and $29,060, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-B Partnership's Net Income from Continuing Operations would have decreased by $275,117, representing a reduction in oil and gas sales of $355,640, a reduction in operating expenses of $75,977, a reduction in DD&A of oil and gas properties of $4,043, and a reduction in accretion of the asset retirement obligation of $503.

            (b) Cumulative Effect

            The paragraphs below give effect to the sale of producing properties at the November Auction and the July, August, September, and October 2007 auctions described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

            For the nine months ended September 30, 2007, the II-B Partnership's total revenues and operating expenses would have been reduced by $2,150,697 and $707,905, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-B Partnership's Net Income from Continuing Operations would have decreased by
            $2,046,720, representing a reduction in oil and gas sales of $3,013,244, a reduction in operating expenses of $897,055, a reduction in DD&A of oil and gas properties of $63,032, and a reduction in accretion of the asset retirement obligation of $6,437.

     (3) II-C Partnership

            (a) November 2007 Auction

            The II-C Partnership's net fair value of its oil and gas properties sold in the November Auction was $668,961 as of September 30, 2007. The net sales proceeds were approximately $811,000.

            For the nine months ended September 30, 2007, the II-C Partnership's total revenues and operating expenses would have been reduced by $143,218 and $21,469, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-C Partnership's Net Income from Continuing Operations would have decreased by $178,086, representing a reduction in oil and gas sales of $226,235, a reduction in operating expenses of $44,148, a reduction in DD&A of oil and gas properties of $3,611, and a reduction in accretion of the asset retirement obligation of $390.

            (b) Cumulative Effect

            The paragraphs below give effect to the sale of producing properties at the November Auction and the July, August, September, and October 2007 auctions described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

            For the nine months ended September 30, 2007, the II-C Partnership's total revenues and operating expenses would have been reduced by $1,083,093 and $314,873, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-C Partnership's Net Income from Continuing Operations would have decreased by
            $1,214,833, representing a reduction in oil and gas sales of $1,744,195, a reduction in operating expenses of $479,155, a reduction in DD&A of oil and gas properties of $45,873, and a reduction in accretion of the asset retirement obligation of $4,334.

     (4) II-D Partnership

            (a) November 2007 Auction

            The II-D Partnership's net fair value of its oil and gas properties sold in the November Auction was $2,579,169 as of September 30, 2007. The net sales proceeds were approximately $2,800,000.

            For the nine months ended September 30, 2007, the II-D Partnership's total revenues and operating expenses would have been reduced by $479,876 and $71,688, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-D Partnership's Net Income from Continuing Operations would have decreased by $754,147, representing a reduction in oil and gas sales of $924,677, a reduction in operating expenses of $140,850, a reduction in DD&A of oil and gas properties of $28,787, and a reduction in accretion of the asset retirement obligation of $893.

            (b) Cumulative Effect

            The paragraphs below give effect to the sale of producing properties at the November Auction and the July, August, September, and October 2007 auctions described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

            For the nine months ended September 30, 2007, the II-D Partnership's total revenues and operating expenses would have been reduced by $2,755,953 and $760,888, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-D Partnership's Net Income from Continuing Operations would have decreased by
            $2,948,579, representing a reduction in oil and gas sales of $4,223,850, a reduction in operating expenses of $959,998, a reduction in DD&A of oil and gas properties of $297,731, and a reduction in accretion of the asset retirement obligation of $17,542.

     (5) II-E Partnership

            (a) November 2007 Auction

            The II-E Partnership's net fair value of its oil and gas properties sold in the November Auction was $2,466,190 as of September 30, 2007. The net sales proceeds were approximately $2,524,000.

            For the nine months ended September 30, 2007, the II-E Partnership's total revenues and operating expenses would have been reduced by $386,828 and $56,351, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-E Partnership's Net Income from Continuing Operations would have decreased by $654,429, representing a reduction in oil and gas sales of $821,154, a reduction in operating expenses of $136,342, a reduction in DD&A of oil and gas properties of $29,840, and a reduction in accretion of the asset retirement obligation of $543.

            (b) Cumulative Effect

            The paragraphs below give effect to the sale of producing properties at the November Auction, and the May, July, and August 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in September and October 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

            For the nine months ended September 30, 2007, the II-E Partnership's total revenues and operating expenses would have been reduced by $1,188,979 and $256,074, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-E Partnership's Net Income from Continuing Operations would have decreased by
            $1,239,962, representing a reduction in oil and gas sales of $1,904,203, a reduction in operating expenses of $579,653, a reduction in DD&A of oil and gas properties of $80,334, and a reduction in accretion of the asset retirement obligation of $4,254.


     (6) II-F Partnership

            (a) November 2007 Auction

            The II-F Partnership's net fair value of its oil and gas properties sold in the November Auction was $454,167 as of September 30, 2007. The net sales proceeds were approximately $342,000.

            For the nine months ended September 30, 2007, the II-F Partnership's total revenues and operating expenses would have been reduced by $140,780 and $18,038, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-F Partnership's Net Income from Continuing Operations would have decreased by $48,298, representing a reduction in oil and gas sales of $59,092, a reduction in operating expenses of $8,544, a reduction in DD&A of oil and gas properties of $2,089, and a reduction in accretion of the asset retirement obligation of $161.

            (b) Cumulative Effect

            The paragraphs below give effect to the sale of producing properties at the November Auction, and the May, August, and October 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in July and September 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

            For the nine months ended September 30, 2007, the II-F Partnership's total revenues and operating expenses would have been reduced by $1,094,720 and $194,536, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-F Partnership's Net Income from Continuing Operations would have decreased by $476,881, representing a reduction in oil and gas sales of $778,895, a reduction in operating expenses of $236,208, a reduction in DD&A of oil and gas properties of $63,067, and a reduction in accretion of the asset retirement obligation of $2,739.

     (7) II-G Partnership

            (a) November 2007 Auction

            The II-G Partnership's net fair value of its oil and gas properties sold in the November Auction was $1,036,422 as of September 30, 2007. The net sales proceeds were approximately $773,000.

            For the nine months ended September 30, 2007, the II-G Partnership's total revenues and operating expenses would have been reduced by $306,328 and $39,287, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended

            December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-G Partnership's Net Income from Continuing Operations would have decreased by $105,505, representing a reduction in oil and gas sales of $132,888, a reduction in operating expenses of $22,442, a reduction in DD&A of oil and gas properties of $4,585, and a reduction in accretion of the asset retirement obligation of $356.

            (b) Cumulative Effect

            The paragraphs below give effect to the sale of producing properties at the November Auction, the May, August, and October 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in July and September 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

            For the nine months ended September 30, 2007, the II-G Partnership's total revenues and operating expenses would have been reduced by $2,348,718 and $421,350, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-G Partnership's Net Income from Continuing Operations would have decreased by
            $1,055,825, representing a reduction in oil and gas sales of $1,717,242, a reduction in operating expenses of $518,221, a reduction in DD&A of oil and gas properties of $137,107, and a reduction in accretion of the asset retirement obligation of $6,089.

     (8) II-H Partnership

            (a) November 2007 Auction

            The II-H Partnership's net fair value of its oil and gas properties sold in the November Auction was $236,249 as of September 30, 2007. The net sales proceeds were approximately $178,000.

            For the nine months ended September 30, 2007, the II-H Partnership's total revenues and operating expenses would have been reduced by $75,806 and $9,740, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-H Partnership's Net Income from Continuing Operations would have decreased by $26,009, representing a reduction in oil and gas sales of $33,198, a reduction in operating expenses of $5,949, a reduction in DD&A of oil and gas properties of $1,151, and a reduction in accretion of the asset retirement obligation of $89.

            (b) Cumulative Effect

            The paragraphs below give effect to the sale of producing properties at the November Auction, the May, August, and October 2007 auctions described in previous 8-K filings, and other miscellaneous property sales that occurred in July and September 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

            For the nine months ended September 30, 2007, the II-H Partnership's total revenues and operating expenses would have been reduced by $568,086 and $103,458, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

            For the year ended December 31, 2006, the II-H Partnership's Net Income from Continuing Operations would have decreased by $267,528, representing a reduction in oil and gas sales of $431,899, a reduction in operating expenses of $129,200, a reduction in DD&A of oil and gas properties of $33,583, and a reduction in accretion of the asset retirement obligation of $1,588.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H

                                  By:   GEODYNE RESOURCES, INC.
                                        General Partner

                                        //s// Dennis R. Neill
                                        -----------------------------
                                        Dennis R. Neill
                                        President

DATE: December 6, 2007